UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08748

Wanger Advisors Trust

(Exact name of registrant as specified in charter)

227 W. Monroe Street

Suite 3000

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 600

Washington, DC 20005

Paul B. Goucher, Esq.

Columbia Management Investment Advisers, LLC

100 Park Avenue

New York, New York 10017

P. Zachary Egan

Columbia Acorn Trust

227 West Monroe Street, Suite 3000

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 634-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2017
WANGER USA
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

WANGER USA  |  Annual Report 2017

Fund at a Glance
Investment objective
Wanger USA (the Fund) seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager
Managed Fund since 2016
Richard Watson, CFA
Co-Portfolio Manager
Managed Fund since November 2017
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years	Life
Wanger USA	05/03/95	19.58	13.62	8.78	11.85
Russell 2000 Growth Index		22.17	15.21	9.19	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit investor.columbiathreadneedleus.com.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.01% is stated as of the Fund’s prospectus dated May 1, 2017, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
Effective May 1, 2017, the Fund compares its performance to that of the Russell 2000 Growth Index. Prior to this date, the Fund compared its performance to that of the Russell 2000 Index. The Investment Manager believes that the Fund’s portfolio will generally be more closely aligned with the Russell 2000 Growth Index than with the former core benchmark from an investment style perspective. Information on the Russell 2000 Index will be included for a one-year transition period.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger USA | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
This graph compares the results of $10,000 invested in Wanger USA on December 31, 2007 through December 31, 2017 to the Russell 2000 Growth Index and the Russell 2000 Index, with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Top ten holdings (%) (at December 31, 2017)
HealthSouth Corp. Inpatient rehabilitative healthcare services	2.0
Extended Stay America, Inc. Hotels and motels	1.8
AMN Healthcare Services, Inc. Temporary healthcare staffing	1.6
Houlihan Lokey, Inc. Investment bank	1.6
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	1.6
Monolithic Power Systems, Inc. Power management solutions	1.5
Brink’s Co. (The) Provides security services globally	1.5
First Busey Corp. Multi-bank holding company	1.5
OM Asset Management PLC Domestic and international equities, fixed income, and alternative investments	1.4
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	96.3
Money Market Funds	0.7
Securities Lending Collateral	3.0
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	19.8
Consumer Staples	3.4
Energy	1.4
Financials	12.8
Health Care	28.1
Industrials	10.7
Information Technology	20.0
Materials	1.7
Real Estate	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger USA | Annual Report 2017

Manager Discussion of Fund Performance
Matthew A. Litfin, CFA
Lead Portfolio Manager
Richard Watson, CFA
Co-Portfolio Manager
Wanger USA gained 19.58% in 2017. The Fund underperformed its primary benchmark, the Russell 2000 Growth Index, which gained 22.17% for the same time period.
Although it was a tumultuous year in U.S. politics and global tensions remained high, investors banked on stronger economic growth and lower taxes, which helped drive the financial markets higher in 2017. Economic growth picked up as the year progressed, with gross domestic product (GDP) expanding at over 3.0% in back-to-back quarters for the first time in three years. Even though jobs were lost as a result of hurricane disruptions during the third quarter, the unemployment rate fell to 4.1%, a rate regarded as full employment and a 17-year low. Congress passed a major tax overhaul in late December, which lowered statutory corporate tax rates from 35% to 21%.
In 2017, corporate profits were much stronger than expected, helped by robust manufacturing activity, higher consumer spending and rising business confidence. Improved global economic growth and a weaker dollar boosted exports, and expectations for less stringent regulation in certain industries also supported investor confidence. Against this improved backdrop, the Federal Reserve raised the target range on a key short-term interest rate three times in 2017.
For the calendar year 2017, equity returns were especially strong. Ten of the eleven sectors that make up the Russell 2000 Growth Index returned 10%+, led by health care and telecommunication services. Energy was the bottom performer and the only sector to lose ground for the year. Growth stocks outpaced value stocks by a significant margin.
A combination of stock selection and industry/sector allocation accounted for the Fund’s shortfall relative to its primary benchmark. The Fund was underweight in the pharmaceuticals, biotechnology and life sciences industry within the health care sector, which detracted from relative results as it was a strong performer in 2017. However, three of the four top contributors to Fund returns were health care stocks: Exact Sciences, Kite Pharma and iRhythm Technologies. Exact’s stock more than doubled in the first half of the year, driven by the strength of Cologuard, a screen for the early detection of colon cancer that we believe strikes a balance of accuracy, cost-effectiveness and convenience. We took advantage of the stock’s strength to trim our position, and then fully exited during the second half of the year. Kite Pharma is a biotech company developing novel cancer drugs. The company’s stock increased throughout the year and particularly in the third quarter on continued positive data for its drug Axi-Cel, culminating with a proposal by Gilead to acquire Kite at a significant premium. (The acquisition of Kite by Gilead was completed in October 2017.) iRhythm Technologies makes a lightweight, easy-to-wear digital heart monitor for the detection of cardiac arrhythmias. We believe the company is strongly positioned to take significant market share by displacing traditional monitors that have lower detection rates, are less cost-effective and suffer from poor patient compliance.
Stock selection in information technology and in the consumer discretionary sector aided relative performance for the year. In technology, Qualys made a significant contribution to Fund results. Qualys is a leader in enterprise solutions for security and vulnerability management. Qualys shares were driven higher by faster-than-expected growth in recently launched solutions and good cost discipline. We believe that a higher percentage of sales coming from newer solutions has the potential to continue to drive revenue and sales growth. In the consumer discretionary sector, a position in iRobot, a global leader in household robotics, also aided Fund returns. The company enjoyed a technology lead over its competition because of more robust research and development efforts, a growing marketplace for its core products and expansion into other areas that offer the potential for market leadership.
An overweight in energy and in banks in the financials sector detracted from relative results. The Fund’s biggest individual detractor for the Fund in 2017 was energy exploration and production company Carrizo Oil & Gas. Weak crude oil prices weighed on its shares in the first half of the year, and we sold the stock.

Wanger USA | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Shares of Papa John’s International pulled back on disappointing same-store restaurant sales in the third quarter. Even though Papa John’s increased its market share in the fragmented U.S. pizza industry, its NFL-oriented marketing strategy was challenged with lower NFL viewership, and the company lost ground to a leading rival in the competitive pizza delivery sector.
Optimism, expectations and the potential for inflationary pressures appear to be increasing at a time when stocks are trading at elevated valuations, which have been supported by low interest rates. As we move into 2018, we are monitoring risks such as a less accommodative Federal Reserve, the inflation implications of tighter labor markets and the potential for normalizing volatility. We continue to position the portfolio toward companies that exhibit higher quality and structural growth as measured across several metrics, including return on invested capital, revenue and earnings growth and superior debt ratios.
Columbia Wanger has specialized in investing in small and mid-cap equities since 1970. While cognizant of macroeconomic trends, our investment process takes a bottom-up approach, relying on intensive fundamental research and disciplined valuation techniques. We seek companies with sustainable competitive advantages, entrepreneurial management and the potential to gain market share. Our team will continue to employ our time-tested process to look for opportunities for investors to benefit from growth in small-cap businesses.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger USA | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,072.60	1,020.00	5.12	4.99	0.99
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger USA | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.1%
Issuer	Shares	Value ($)
Consumer Discretionary 19.6%
Auto Components 3.6%
Cooper-Standard Holding, Inc.(a) Sealing, fuel and brake delivery, fluid transfer systems, anti-vibration systems components, subsystems, and modules	51,989	6,368,653
Dorman Products, Inc.(a) Automotive products and home hardware	107,967	6,601,102
LCI Industries Recreational vehicles and equipment	48,328	6,282,640
Tenneco, Inc. Emission control and ride control products and systems	94,109	5,509,141
Total		24,761,536
Distributors 0.6%
Pool Corp. Swimming pool supplies, equipment and leisure products	33,429	4,334,070
Diversified Consumer Services 2.6%
Adtalem Global Education, Inc.(a) Higher education institutions	177,885	7,480,064
Bright Horizons Family Solutions, Inc.(a) Child care and early education services	64,733	6,084,902
Laureate Education, Inc., Class A(a) Provides educational services	293,552	3,980,565
Total		17,545,531
Hotels, Restaurants & Leisure 6.6%
Dave & Buster’s Entertainment, Inc.(a) Venues that combine dining and entertainment for adults and families	193,647	10,683,505
Extended Stay America, Inc. Hotels and motels	633,763	12,041,497
Papa John’s International, Inc. Pizza delivery and carry-out restaurants	83,190	4,667,791
Red Robin Gourmet Burgers, Inc.(a) Chain of specialty restaurants	72,633	4,096,501
Texas Roadhouse, Inc. Moderately priced, full service restaurant chain	174,277	9,180,913
Wingstop, Inc. Cooked-to-order chicken wings	112,885	4,400,257
Total		45,070,464
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 1.8%
Cavco Industries, Inc.(a) Designs and manufactures systems-built structures	23,032	3,514,683
iRobot Corp.(a),(b) Manufactures robots for cleaning	115,126	8,830,164
Total		12,344,847
Leisure Products 1.7%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	141,001	7,786,075
MCBC Holdings, Inc.(a) Sport boats	174,136	3,869,302
Total		11,655,377
Specialty Retail 2.7%
Camping World Holdings, Inc., Class A Recreational vehicles and accessories	132,586	5,930,572
Five Below, Inc.(a) Specialty value retailer	128,788	8,541,220
Monro, Inc. Automotive undercar repair and tire services	75,262	4,286,171
Total		18,757,963
Total Consumer Discretionary		134,469,788
Consumer Staples 3.4%
Beverages 0.7%
MGP Ingredients, Inc. Distillery ingredients and products	61,005	4,690,064
Food Products 0.8%
Hostess Brands, Inc.(a) Packaged baked sweet goods	350,486	5,190,698
Household Products 0.9%
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	54,924	6,481,032
Personal Products 1.0%
Inter Parfums, Inc. Fragrances and related products	153,635	6,675,441
Total Consumer Staples		23,037,235
Energy 1.4%
Energy Equipment & Services 0.8%
Core Laboratories NV(b) Reservoir description, production enhancement, and reservoir management services	48,984	5,366,197

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger USA | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 0.6%
PDC Energy, Inc.(a) Petroleum products	85,137	4,387,961
Total Energy		9,754,158
Financials 12.7%
Banks 6.1%
First Busey Corp. Multi-bank holding company	329,325	9,859,991
Great Southern Bancorp, Inc. Real estate, commercial real estate, commercial business, consumer, and construction loans	108,845	5,621,844
Lakeland Financial Corp. Bank holding company	173,877	8,431,296
LegacyTexas Financial Group, Inc. Bank holding company	99,383	4,194,957
Sandy Spring Bancorp, Inc. Holding company for Sandy Spring Bank	174,469	6,807,780
Trico Bancshares Holding company for Tri Counties Bank	175,934	6,660,861
Total		41,576,729
Capital Markets 4.2%
Hamilton Lane, Inc., Class A Private market investment solutions	234,139	8,286,179
Houlihan Lokey, Inc. Investment bank	240,250	10,914,558
OM Asset Management PLC Domestic and international equities, fixed income, and alternative investments	550,459	9,220,188
Total		28,420,925
Consumer Finance 1.0%
FirstCash, Inc. Owns and operates pawn stores	101,281	6,831,403
Thrifts & Mortgage Finance 1.4%
OceanFirst Financial Corp. New Jersey banks	218,766	5,742,607
Walker & Dunlop, Inc.(a) Commercial real estate financial services	85,360	4,054,600
Total		9,797,207
Total Financials		86,626,264
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 27.8%
Biotechnology 7.2%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	149,939	8,572,013
Celldex Therapeutics, Inc.(a) Uses applications of immunology to prevent and treat diseases	1,475,441	4,190,252
Clovis Oncology, Inc.(a) Pre-commercial Biotech Company	77,328	5,258,304
Genomic Health, Inc.(a) Development and commercialization of genomic-based clinical diagnostic tests for cancer	167,118	5,715,436
Intercept Pharmaceuticals, Inc.(a),(b) biopharmaceutical products	65,487	3,825,751
Ligand Pharmaceuticals, Inc.(a) Drugs that regulate hormone activated intracellular receptors	66,298	9,078,185
Loxo Oncology, Inc.(a) Researches and develops cancer drugs	63,207	5,320,765
MacroGenics, Inc.(a) Treatments for autoimmune disorders, cancer and infectious diseases	228,655	4,344,445
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	61,392	2,847,361
Total		49,152,512
Health Care Equipment & Supplies 10.6%
Anika Therapeutics, Inc.(a) Integrated orthopedic medicines company	131,934	7,112,562
Atrion Corp. Medical products and components	14,059	8,865,605
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	190,361	5,387,216
Entellus Medical, Inc.(a),(b) Therapeutic solutions and medical devices	223,000	5,438,970
Haemonetics Corp.(a) Automated blood processing systems	147,819	8,585,328
iRhythm Technologies, Inc.(a) Medical instruments	157,185	8,810,219
LeMaitre Vascular, Inc. Medical devices for vascular surgeons and interventionists	134,301	4,276,144
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	93,758	7,950,678

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Natus Medical, Inc.(a) Medical device company that develops, manufactures, and markets screening products	103,204	3,942,393
OraSure Technologies, Inc.(a) Medical devices and diagnostic products	209,789	3,956,621
Sientra, Inc.(a),(b) Plastic surgery implantable devices	262,985	3,697,569
Varex Imaging Corp.(a) X-ray imaging components	115,800	4,651,686
Total		72,674,991
Health Care Providers & Services 6.4%
Amedisys, Inc.(a) Provider of alternate-site health care services	77,108	4,064,363
AMN Healthcare Services, Inc.(a) Temporary healthcare staffing	225,944	11,127,742
Chemed Corp. Hospice and palliative care services	5,040	1,224,821
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	161,256	7,524,205
HealthSouth Corp. Inpatient rehabilitative healthcare services	277,345	13,703,616
Tivity Health, Inc.(a) Health fitness solutions	171,581	6,271,285
Total		43,916,032
Health Care Technology 1.0%
Evolent Health, Inc., Class A(a),(b) Purpose-built platform enables providers to migrate their payment models	307,199	3,778,548
Medidata Solutions, Inc.(a) Hosted clinical development solutions	51,773	3,280,855
Total		7,059,403
Life Sciences Tools & Services 1.9%
Bio-Techne Corp. Biotechnology products and clinical diagnostic controls	31,725	4,109,974
Cambrex Corp.(a) Products, services, and technologies for the Life Sciences and fine chemicals industry	187,872	9,017,856
Total		13,127,830
Pharmaceuticals 0.7%
Optinose, Inc.(a),(b) Health care services	237,846	4,495,289
Total Health Care		190,426,057
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 10.6%
Building Products 0.8%
American Woodmark Corp.(a) Kitchen cabinets and vanities	40,392	5,261,058
Commercial Services & Supplies 3.6%
Brink’s Co. (The) Provides security services globally	129,679	10,205,737
Healthcare Services Group, Inc. Housekeeping, laundry, linen, facility maintenance, and food services	87,517	4,613,896
Knoll, Inc. Branded office furniture products and textiles	212,485	4,895,655
Unifirst Corp. Workplace uniforms and protective clothing	29,051	4,790,510
Total		24,505,798
Machinery 3.4%
Barnes Group, Inc. International industrial and aerospace manufacturer and service provider	124,910	7,903,056
ESCO Technologies, Inc. Engineered products and solutions	85,278	5,137,999
REV Group, Inc. Specialty vehicles and related aftermarket parts and services	144,756	4,708,913
Toro Co. (The) Turf equipment	84,996	5,544,289
Total		23,294,257
Professional Services 1.6%
ICF International, Inc.(a) Management, technology, policy consulting, and implementation services	110,781	5,816,002
Wageworks, Inc.(a) Tax-advantaged programs for consumer-directed health, commuter, and other employee spending account benefits	89,809	5,568,158
Total		11,384,160
Road & Rail 0.6%
Saia, Inc.(a) Trucking transportation	62,422	4,416,356
Trading Companies & Distributors 0.6%
SiteOne Landscape Supply, Inc.(a) Landscape supplies	52,044	3,991,775
Total Industrials		72,853,404

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger USA | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 19.8%
Electronic Equipment, Instruments & Components 1.0%
II-VI, Inc.(a) Optical and optoelectronic devices	144,110	6,765,965
Internet Software & Services 5.2%
Alarm.com Holdings, Inc.(a) Interactive security solutions	88,450	3,338,987
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	322,702	8,154,680
Apptio, Inc., Class A(a) Cloud-based business management solutions	201,888	4,748,406
LogMeIn, Inc. Remote connectivity services	50,837	5,820,836
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	244,231	7,002,103
MINDBODY, Inc., Class A(a) Business management software	102,314	3,115,461
Q2 Holdings, Inc.(a) Secure, cloud-based virtual banking solutions	96,516	3,556,615
Total		35,737,088
IT Services 3.9%
CoreLogic, Inc.(a) Consumer, financial and property information, analytics and services to business and government	82,609	3,817,362
Euronet Worldwide, Inc.(a) Electronic financial transaction solutions	88,829	7,485,620
MAXIMUS, Inc. Program management and consulting services to state and local governments	126,364	9,045,135
WNS Holdings Ltd., ADR(a) Business process outsourcing services	159,211	6,389,137
Total		26,737,254
Semiconductors & Semiconductor Equipment 6.0%
Advanced Energy Industries, Inc.(a) Engineered precision power conversion, measurement and control solutions	72,740	4,908,495
Ambarella, Inc.(a) High definition video compression and image processing semiconductors	118,024	6,933,910
Brooks Automation, Inc. Automation solutions for the global semiconductor and related industries	146,999	3,505,926
Cabot Microelectronics Corp. slurries used in chemical mechanical planarization	80,597	7,582,566
Common Stocks (continued)
Issuer	Shares	Value ($)
Inphi Corp.(a),(b) Analog semiconductor solutions	108,422	3,968,245
Monolithic Power Systems, Inc. Power management solutions	91,775	10,311,839
Semtech Corp.(a) Analog and mixed-signal semiconductors	125,650	4,297,230
Total		41,508,211
Software 3.7%
Aspen Technology, Inc.(a) Process optimization software, products and services	131,514	8,706,227
Blackline, Inc.(a) Develops and markets enterprise software	143,372	4,702,602
CyberArk Software Ltd.(a) IT security solutions	74,131	3,068,282
Qualys, Inc.(a) Information technology security risk and compliance management solutions	145,418	8,630,558
Total		25,107,669
Total Information Technology		135,856,187
Materials 1.7%
Chemicals 1.7%
Orion Engineered Carbons SA Global supplier of Carbon Black	272,849	6,984,935
Quaker Chemical Corp. Custom-formulated chemical specialty products	29,199	4,402,917
Total		11,387,852
Total Materials		11,387,852
Real Estate 2.1%
Equity Real Estate Investment Trusts (REITS) 1.4%
CoreCivic, Inc. Detention and corrections services	218,864	4,924,440
UMH Properties, Inc. Real estate investment trust	290,198	4,323,950
Total		9,248,390
Real Estate Management & Development 0.7%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	80,342	4,848,640
Total Real Estate		14,097,030
Total Common Stocks (Cost: $540,873,602)		678,507,975

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Securities Lending Collateral 3.1%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.190%(c),(d)	20,915,991	20,915,991
Total Securities Lending Collateral (Cost: $20,915,991)		20,915,991

Money Market Funds 0.7%

JPMorgan U.S. Government Money Market Fund, Agency Shares, 1.090%(c)	5,021,142	5,021,142
Total Money Market Funds (Cost: $5,021,142)		5,021,142
Total Investments (Cost $566,810,735)		704,445,108
Obligation to Return Collateral for Securities Loaned		(20,915,991)
Other Assets & Liabilities, Net		1,182,773
Net Assets		$684,711,890
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2017. The total market value of securities on loan at December 31, 2017 was $19,761,790.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(d)	Investment made with cash collateral received from securities lending activity.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger USA | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	134,469,788	—	—	134,469,788
Consumer Staples	23,037,235	—	—	23,037,235
Energy	9,754,158	—	—	9,754,158
Financials	86,626,264	—	—	86,626,264
Health Care	190,426,057	—	—	190,426,057
Industrials	72,853,404	—	—	72,853,404
Information Technology	135,856,187	—	—	135,856,187
Materials	11,387,852	—	—	11,387,852
Real Estate	14,097,030	—	—	14,097,030
Total Common Stocks	678,507,975	—	—	678,507,975
Securities Lending Collateral	20,915,991	—	—	20,915,991
Money Market Funds	5,021,142	—	—	5,021,142
Total Investments	704,445,108	—	—	704,445,108
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2017	13

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$566,810,735
Investments in unaffiliated issuers, at value (including securities on loan: $19,761,790)	704,445,108
Receivable for:
Investments sold	1,771,492
Capital shares sold	39,400
Dividends	316,636
Securities lending income	18,924
Foreign tax reclaims	402
Prepaid expenses	15,742
Trustees’ deferred compensation plan	204,607
Total assets	706,812,311
Liabilities
Due upon return of securities on loan	20,915,991
Payable for:
Investments purchased	84,842
Capital shares purchased	749,252
Investment advisory fee	16,402
Administration fees	948
Trustees’ fees	1,705
Compensation of chief compliance officer	1,026
Other expenses	125,648
Trustees’ deferred compensation plan	204,607
Total liabilities	22,100,421
Net assets applicable to outstanding capital stock	$684,711,890
Represented by
Paid in capital	387,351,875
Excess of distributions over net investment income	(152,351)
Accumulated net realized gain	159,877,993
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	137,634,373
Total - representing net assets applicable to outstanding capital stock	$684,711,890
Shares outstanding	25,603,574
Net asset value per share	26.74
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger USA | Annual Report 2017

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$5,647,585
Income from securities lending — net	547,502
Foreign taxes withheld	(41,754)
Total income	6,153,333
Expenses:
Investment advisory fee	5,857,677
Service fees	280,703
Transfer agent fees	293
Administration fees	338,283
Trustees’ fees	64,335
Custodian fees	16,392
Printing and postage fees	197,625
Audit fees	40,532
Legal fees	137,314
Compensation of chief compliance officer	2,098
Other	27,261
Total expenses	6,962,513
Fees waived by transfer agent	(280,703)
Total net expenses	6,681,810
Net investment loss	(528,477)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	163,958,845
Net realized gain	163,958,845
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(42,319,867)
Net change in unrealized appreciation (depreciation)	(42,319,867)
Net realized and unrealized gain	121,638,978
Net increase in net assets resulting from operations	$121,110,501
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment loss	$(528,477)	$(1,023,088)
Net realized gain	163,958,845	107,626,627
Net change in unrealized appreciation (depreciation)	(42,319,867)	(26,013,693)
Net increase in net assets resulting from operations	121,110,501	80,589,846
Distributions to shareholders
Net realized gains	(108,009,366)	(177,478,615)
Total distributions to shareholders	(108,009,366)	(177,478,615)
Increase in net assets from capital stock activity	7,375,038	68,519,737
Total increase (decrease) in net assets	20,476,173	(28,369,032)
Net assets at beginning of year	664,235,717	692,604,749
Net assets at end of year	$684,711,890	$664,235,717
Excess of distributions over net investment income	$(152,351)	$(168,676)

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	368,297	9,709,107	358,725	9,663,627
Distributions reinvested	4,399,567	108,009,366	7,321,725	177,478,615
Redemptions	(4,199,383)	(110,343,435)	(4,460,294)	(118,622,505)
Total net increase	568,481	7,375,038	3,220,156	68,519,737
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger USA | Annual Report 2017

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$26.53	$31.75	$37.71	$41.13	$33.84
Income from investment operations:
Net investment loss	(0.02)	(0.04)	(0.12)	(0.06)	(0.05)
Net realized and unrealized gain	4.81	3.56	0.45	1.70	10.79
Total from investment operations	4.79	3.52	0.33	1.64	10.74
Less distributions to shareholders from:
Net investment income	—	—	—	—	(0.06)
Net realized gains	(4.58)	(8.74)	(6.29)	(5.06)	(3.39)
Total distributions to shareholders	(4.58)	(8.74)	(6.29)	(5.06)	(3.45)
Net asset value, end of period	$26.74	$26.53	$31.75	$37.71	$41.13
Total return	19.58% (a)	13.69%	(0.61)%	4.78%	33.75%
Ratios to average net assets
Total gross expenses(b)	1.03%	1.00%	1.01%	0.96%	0.96%
Total net expenses(b)	0.99%	1.00%	1.01%	0.96%	0.96%
Net investment loss	(0.08)%	(0.16)%	(0.34)%	(0.15)%	(0.12)%
Supplemental data
Portfolio turnover	96%	118%	45%	14%	15%
Net assets, end of period (in thousands)	$684,712	$664,236	$692,605	$800,933	$912,143

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2017	17

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
18	Wanger USA | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2017, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2017:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger USA
Securities lending transactions
Equity securities	$19,761,790	$—	$—	$—	$19,761,790
Gross amount of recognized liabilities for securities lending (collateral received)					20,915,991
Amounts due to counterparty in the event of default					$1,154,201
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	20,915,991
Total Liabilities	20,915,991
Total Financial and Derivative Net Assets	(20,915,991)
Financial Instruments	19,761,790
Net Amount (a)	(1,154,201)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Wanger USA | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
20	Wanger USA | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%
For the year ended December 31, 2017, the effective investment advisory fee rate was 0.87% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2017, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Wanger USA | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer of the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2017 through June 30, 2018, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.00% of the Fund’s average daily net assets, unless sooner terminated at the sole discretion of the Board of Trustees.
Transfer agency fees
Prior to July 1, 2017, the Fund paid the Transfer Agent a monthly fee at the annual rate of $21.00 per open account for its services. The Transfer Agent also received reimbursement from the Fund for certain out-of-pocket expenses. Effective July 1, 2017, the Fund no longer pays a transfer agency fee.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017 these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and net operating loss reclassification. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
544,802	(544,802)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22	Wanger USA | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	108,009,366	108,009,366	—	177,478,615	177,478,615
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
42,274,149	119,070,805	—	136,167,412
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
568,277,696	150,730,179	(14,562,767)	136,167,412
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2017, were $637,621,301 and $730,588,033, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
Effective April 25, 2017, the Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and other participating funds, including other funds managed by another affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. Prior to April 25, 2017, the Trust together with Columbia Acorn Trust, another trust managed by the Investment Manager, participated in a revolving credit facility in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under this facility, interest was charged to each participating fund based on its borrowings at a rate per annum equal to the higher
Wanger USA | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations.
No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2017.
Note 7. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At December 31, 2017, two unaffiliated shareholders of record owned 33.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Wanger USA | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Wanger Advisors Trust and Shareholders of Wanger USA
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger USA (one of the funds constituting Wanger Advisors Trust, referred to hereinafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
February 20, 2018
We have served as the auditor of one or more investment companies in Wanger Advisors Trust since 2004.
Wanger USA | Annual Report 2017	25

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Capital gain dividend
$125,129,435
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
26	Wanger USA | Annual Report 2017

Board of Trustees and Management of Wanger Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
800.922.6769
Independent trustees
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 52, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 69	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 64	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	RMB Investors Trust (formerly Burnham Investors Trust) (3 series).
Thomas M. Goldstein, 58	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	11	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation; Kemper Corporation (insurance).
John C. Heaton, 58	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
Wanger USA | Annual Report 2017	27

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Independent trustees  (continued)
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 61	2015	Consultant, Finger Rock, LLC (strategic consulting business). Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 64, Vice Chair	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Interested trustee affiliated with Investment Manager
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
P. Zachary Egan, 49 (2)	2015	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	11	None.
Trustee Emeritus
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 83 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Egan is an "interested person" of Wanger Advisors Trust and Columbia Acorn Trust, and of CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
28	Wanger USA | Annual Report 2017

Board of Trustees and Management of Wanger Advisors Trust  (continued)
(4)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2017	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 57	Vice President	2015	Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.
Michael G. Clarke, 48	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.
P. Zachary Egan, 49	President	2007	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.
David L. Frank, 54	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 49	Assistant Secretary	2015	Senior Vice President and Assistant General Cousel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively, and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
John Kunka, 47	Vice President, Treasurer and Principal Accounting and Financial Officer	2006	Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 50	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 48	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 47	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.
Matthew A. Litfin, 46	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1993-2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2016.
Satoshi Matsunaga, 46	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Thomas P. McGuire, 45	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Wanger USA | Annual Report 2017	29

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers  (continued)
Name and age at December 31, 2017	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Louis J. Mendes III, 53	Vice President	2003	International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 50	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 43	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Matthew S. Szafranski, 40	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Linda Roth-Wiszowaty, 48	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
30	Wanger USA | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger USA | Annual Report 2017	31

Wanger USA
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1466 AP (2/18)

Annual Report
December 31, 2017
WANGER SELECT
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

WANGER SELECT  |  Annual Report 2017

Fund at a Glance
Investment objective
Wanger Select (the Fund) seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Co-Portfolio Manager
Managed Fund since 2015
Matthew S. Szafranski, CFA
Co-Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years	Life
Wanger Select	02/01/99	26.67	14.85	7.64	10.82
Russell 2500 Growth Index		24.46	15.47	9.62	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit investor.columbiathreadneedleus.com.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.77% is stated in the Fund’s prospectus dated May 1, 2017, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
Effective May 1, 2017, the Fund compares its performance to that of the Russell 2500 Growth Index. Prior to this date, the Fund compared its performance to that of the S&P MidCap 400® Index. The Investment Manager believes that the Fund’s portfolio will generally be more closely aligned with the Russell 2500 Growth Index than with the former core benchmark from an investment style perspective. Information on the S&P MidCap 400® Index will be included for a one-year transition period.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Select | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
This graph compares the results of $10,000 invested in Wanger Select on December 31, 2007 through December 31, 2017 to the Russell 2500 Growth Index and the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Top ten holdings (%) (at December 31, 2017)
SVB Financial Group Holding company for Silicon Valley Bank	5.8
HealthSouth Corp. Inpatient rehabilitative healthcare services	5.5
Middleby Corp. (The) Equipment for use in cooking and preparing food	5.3
GoDaddy, Inc., Class A Cloud-based web platform for small businesses, web design professionals and individuals	5.1
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	5.1
LCI Industries Recreational vehicles and equipment	5.1
Snap-On, Inc. Tool and equipment solutions	4.8
LKQ Corp. Automotive products and services	4.7
Vail Resorts, Inc. Operates resorts globally	4.7
VeriSign, Inc. Domain names and Internet security services	4.5
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at December 31, 2017)
Common Stocks	98.2
Money Market Funds	1.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	19.8
Financials	15.7
Health Care	17.6
Industrials	25.1
Information Technology	16.1
Materials	2.9
Real Estate	2.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Select | Annual Report 2017

Manager Discussion of Fund Performance
David L. Frank, CFA
Co-Portfolio Manager
Matthew S. Szafranski, CFA
Co-Portfolio Manager
Wanger Select returned 26.67% in 2017, outperforming its primary benchmark, the Russell 2500 Growth Index, which returned 24.46% for the same time period.
The year was characterized by an improving economic environment and strong momentum for the stock market. The U.S. economy accelerated during the year, showing some of the strongest GDP growth in three years and with data consistently coming in ahead of expectations across a broad range of measures. Corporations benefited in kind, with rising revenues and profit growth that comfortably exceeded the estimates that were in place when the year began. Stocks were further boosted by the passage of a tax-cut package that included a reduction in the corporate tax rate to 21% from 35%. Volatility continued to be conspicuously absent despite political tensions in Washington and abroad. In fact, the broad market, as measured by the S&P 500 Total Return Index, underwent its longest streak without a 3% correction in the history of the index.
Small- and mid-cap stocks, which stand to see a benefit in bottom-line earnings from lower-tax rates, performed particularly well during the year. The market backdrop also worked strongly in favor of the growth style, especially stocks in the technology sector. Given the nature of the Fund’s investment approach, these two trends combined to create a robust tailwind for performance.
Stock selection also made a substantial contribution to the Fund’s return. The Fund generated the best results in health care, led by a position in Align Technology, Inc. The stock rose during the year as the company reported better-than-expected profits thanks to the rising adoption of its Invisalign system of plastic teeth aligners, which have been taking market share from traditional wire braces. LivaNova PLC, a medical technology company with a focus on cardiac care, was the second-largest contributor in the sector. The company received product approvals from the Food and Drug Administration and exceeded earnings estimates in each of its four quarterly reports, boosting its stock price.
The consumer sector was an additional area of strength for the Fund. The recreational-vehicle components maker LCI Industries, which experienced rising sales amid accelerating demand in its end market, performed very well, as did Vail Resorts, Inc. As one of the leading operators of world-class ski destinations in North America, Vail Resorts’ season sales continue to benefit from the inclusion of prime property acquisitions made over the last few years.
Outside of these two sectors, GoDaddy, Inc., which operates a cloud-based web platform for small businesses, web design professionals and individuals, moved steadily higher and made a sizable contribution to performance. The company reported increases in both total customers and average revenue per user, which translated to accelerating revenues. In addition, investors grew more optimistic about the outlook for small-business spending in anticipation of the reduction in the corporate tax rate.
On the negative side, Papa John’s International, Inc. pulled back due to disappointing same-store sales growth in the third quarter. In addition, shares of the company were pressured by concerns about adverse developments in its NFL-oriented marketing strategy and the subsequent resignation of its chief executive officer. SPS Commerce, Inc., a provider of a software platform for consumer-products companies was an additional detractor. The company’s stock underperformed during the year because its sales growth ebbed and initial revenue growth guidance for 2018 was below investor expectations. In addition, traditional retailers slowed many information technology initiatives while they struggled to devise strategies to combat Amazon.com. We maintained the position in the belief that the slowdown is transitory. Education Realty Trust, Inc., the rail-components producer Wabtec Corp. and the rare disease-focused biotechnology company Ultragenyx Pharmaceutical, Inc. were also notable detractors in the annual period.
Optimism, expectations and the potential for inflationary pressures appear to be increasing at a time when stocks are trading at elevated absolute valuations. These higher valuations have been supported by the lower interest rate environment. As we move into 2018, we are monitoring risks such as a less accommodative Federal Reserve, the inflation implications of tighter labor markets and the potential for

Wanger Select | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
normalizing volatility. We continue to position the Fund toward higher quality and structural growth as measured across several metrics such as return on invested capital, revenue and earnings growth as well as superior debt ratios.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger Select | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,133.30	1,021.04	4.15	3.93	0.78
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger Select | Annual Report 2017	7

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.0%
Issuer	Shares	Value ($)
Consumer Discretionary 19.4%
Auto Components 5.0%
LCI Industries Recreational vehicles and equipment	53,860	7,001,800
Distributors 4.6%
LKQ Corp.(a) Automotive products and services	160,514	6,528,104
Hotels, Restaurants & Leisure 6.9%
Papa John’s International, Inc. Pizza delivery and carry-out restaurants	58,489	3,281,818
Vail Resorts, Inc. Operates resorts globally	30,667	6,515,817
Total		9,797,635
Media 2.9%
Liberty Global PLC, Class A(a) Broadband, distribution, and content companies	114,083	4,088,735
Total Consumer Discretionary		27,416,274
Financials 15.4%
Banks 5.6%
SVB Financial Group(a) Holding company for Silicon Valley Bank	34,098	7,971,089
Capital Markets 6.9%
Eaton Vance Corp. Creates, markets, and manages mutual funds	105,148	5,929,296
Lazard Ltd., Class A Corporate Advisory & Asset Management	72,916	3,828,090
Total		9,757,386
Consumer Finance 2.9%
FirstCash, Inc. Owns and operates pawn stores	59,950	4,043,628
Total Financials		21,772,103
Health Care 17.2%
Biotechnology 2.5%
Genomic Health, Inc.(a) Development and commercialization of genomic-based clinical diagnostic tests for cancer	81,377	2,783,093
Ultragenyx Pharmaceutical, Inc.(a) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	15,638	725,291
Total		3,508,384
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 9.3%
Align Technology, Inc.(a) Designs, manufactures, and markets the Invisalign System	14,215	3,158,431
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	56,400	4,782,720
Natus Medical, Inc.(a) Medical device company that develops, manufactures, and markets screening products	138,252	5,281,226
Total		13,222,377
Health Care Providers & Services 5.4%
HealthSouth Corp. Inpatient rehabilitative healthcare services	154,250	7,621,493
Total Health Care		24,352,254
Industrials 24.6%
Machinery 17.5%
Middleby Corp. (The)(a) Equipment for use in cooking and preparing food	54,125	7,304,169
Nordson Corp. Systems that apply adhesives, sealants, and coatings to products during manufacturing	24,953	3,653,119
Oshkosh Corp. Fire and emergency apparatuses and specialty commercial, and military trucks	77,507	7,044,611
Snap-On, Inc. Tool and equipment solutions	38,522	6,714,384
Total		24,716,283
Road & Rail 7.1%
AMERCO Rental of trucks, trailers, and self storage space, as well as property and casualty and life insurance products	10,226	3,864,508
JB Hunt Transport Services, Inc. Logistics services	53,194	6,116,246
Total		9,980,754
Total Industrials		34,697,037

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Select | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 15.8%
Internet Software & Services 11.9%
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	140,379	7,058,256
SPS Commerce, Inc.(a) On-demand supply chain management solutions through an online hosted software suite	71,701	3,483,952
VeriSign, Inc.(a) Domain names and Internet security services	54,733	6,263,644
Total		16,805,852
Software 3.9%
ANSYS, Inc.(a) Software solutions for design analysis and optimization	36,942	5,452,270
Total Information Technology		22,258,122
Materials 2.8%
Chemicals 2.8%
Celanese Corp., Class A Global integrated producer of chemicals and advanced materials	37,367	4,001,258
Total Materials		4,001,258
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.8%
Education Realty Trust, Inc. Self-managed and self-advised real estate investment trust	111,480	3,892,882
Total Real Estate		3,892,882
Total Common Stocks (Cost: $103,826,180)		138,389,930

Money Market Funds 1.8%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.192%(b)	2,578,251	2,578,251
Total Money Market Funds (Cost: $2,578,251)		2,578,251
Total Investments (Cost $106,404,431)		140,968,181
Other Assets & Liabilities, Net		244,792
Net Assets		$141,212,973

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2017.
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	27,416,274	—	—	27,416,274
Financials	21,772,103	—	—	21,772,103
Health Care	24,352,254	—	—	24,352,254
Industrials	34,697,037	—	—	34,697,037
Information Technology	22,258,122	—	—	22,258,122
Materials	4,001,258	—	—	4,001,258
Real Estate	3,892,882	—	—	3,892,882
Total Common Stocks	138,389,930	—	—	138,389,930
Money Market Funds	2,578,251	—	—	2,578,251
Total Investments	140,968,181	—	—	140,968,181
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$106,404,431
Investments in unaffiliated issuers, at value	140,968,181
Receivable for:
Investments sold	574,643
Capital shares sold	167
Dividends	84,389
Prepaid expenses	3,025
Total assets	141,630,405
Liabilities
Payable for:
Capital shares purchased	323,585
Investment advisory fee	2,343
Administration fees	195
Trustees’ fees	44,761
Compensation of chief compliance officer	197
Printing and postage fees	24,607
Other expenses	21,744
Total liabilities	417,432
Net assets applicable to outstanding capital stock	$141,212,973
Represented by
Paid in capital	91,792,960
Excess of distributions over net investment income	(32,311)
Accumulated net realized gain	14,888,574
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	34,563,750
Total - representing net assets applicable to outstanding capital stock	$141,212,973
Shares outstanding	6,774,460
Net asset value per share	20.84
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2017	11

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$1,249,917
Income from securities lending — net	2,669
Total income	1,252,586
Expenses:
Investment advisory fee	1,048,059
Service fees	103,053
Transfer agent fees	115
Administration fees	65,504
Trustees’ fees	12,594
Custodian fees	3,568
Printing and postage fees	60,251
Audit fees	31,145
Legal fees	26,249
Compensation of chief compliance officer	399
Other	19,401
Total expenses	1,370,338
Fees waived by transfer agent	(103,053)
Advisory fee waiver	(262,015)
Total net expenses	1,005,270
Net investment income	247,316
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,047,757
Net realized gain	15,047,757
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	15,936,463
Net change in unrealized appreciation (depreciation)	15,936,463
Net realized and unrealized gain	30,984,220
Net increase in net assets resulting from operations	$31,231,536
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$247,316	$213,763
Net realized gain	15,047,757	17,763,750
Net change in unrealized appreciation (depreciation)	15,936,463	(2,720,919)
Net increase in net assets resulting from operations	31,231,536	15,256,594
Distributions to shareholders
Net investment income	(229,911)	(209,776)
Net realized gains	(17,779,427)	(39,392,500)
Total distributions to shareholders	(18,009,338)	(39,602,276)
Increase in net assets from capital stock activity	2,491,048	14,004,583
Total increase (decrease) in net assets	15,713,246	(10,341,099)
Net assets at beginning of year	125,499,727	135,840,826
Net assets at end of year	$141,212,973	$125,499,727
Excess of distributions over net investment income	$(32,311)	$(49,893)

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	229,255	4,453,222	122,251	2,468,559
Distributions reinvested	990,881	18,009,338	2,263,039	39,602,276
Redemptions	(1,016,605)	(19,971,512)	(1,433,386)	(28,066,252)
Total net increase	203,531	2,491,048	951,904	14,004,583
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2017	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$19.10	$24.18	$32.99	$36.41	$27.54
Income from investment operations:
Net investment income	0.04	0.03	(0.02)	(0.07)	(0.05)
Net realized and unrealized gain	4.62	2.48	0.69	1.07	9.46
Total from investment operations	4.66	2.51	0.67	1.00	9.41
Less distributions to shareholders from:
Net investment income	(0.03)	(0.03)	(0.00) (a)	—	(0.09)
Net realized gains	(2.89)	(7.56)	(9.48)	(4.42)	(0.45)
Total distributions to shareholders	(2.92)	(7.59)	(9.48)	(4.42)	(0.54)
Net asset value, end of period	$20.84	$19.10	$24.18	$32.99	$36.41
Total return	26.67% (b)	13.31% (b)	0.26% (b)	3.17%	34.58%
Ratios to average net assets
Total gross expenses(c)	1.05%	0.93% (d)	0.98%	0.93% (e)	0.93%
Total net expenses(c)	0.77%	0.73% (d)	0.85%	0.93% (e)	0.93%
Net investment income	0.19%	0.17%	(0.06)%	(0.20)%	(0.15)%
Supplemental data
Portfolio turnover	52%	93%	59%	18%	24%
Net assets, end of period (in thousands)	$141,213	$125,500	$135,841	$191,647	$257,911

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.03%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Annual Report 2017

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Wanger Select | Annual Report 2017	15

Notes to Financial Statements  (continued)
December 31, 2017
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (CWAM) or the Investment Manager, does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2017, is included in the Statement of Operations.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
16	Wanger Select | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $500 million	0.80%
$500 million and over	0.78%
Through April 30, 2018, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceed the contractual expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may be modified or amended with approval from the Fund and CWAM.
Wanger Select | Annual Report 2017	17

Notes to Financial Statements  (continued)
December 31, 2017
For the year ended December 31, 2017, the effective investment advisory fee rate, net of fee waivers, was 0.60% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2017, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer of the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board will not exceed $40,000 annually.
Service fees
Effective July 1, 2017, pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2017 through June 30, 2018, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.00% of the Fund’s average daily net assets, unless sooner terminated at the sole discretion of the Board of Trustees.
18	Wanger Select | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Transfer agency fees
Prior to July 1, 2017, the Fund paid the Transfer Agent a monthly fee at the annual rate of $21.00 per open account for its services. The Transfer Agent also received reimbursement from the Fund for certain out-of-pocket expenses. Effective July 1, 2017, the Fund no longer pays a transfer agency fee.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Expenses waived/reimbursed by the Investment Manager and its affiliates
Through April 30, 2018, CWAM has contractually agreed to bear a portion of the Fund’s expenses so that its ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 1.35% of the Fund’s average daily net assets. This expense arrangement may only be modified or amended with approval from the Fund and CWAM. For the year ended December 31, 2017, the Fund was not reimbursed any expenses by CWAM.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and investments in partnerships. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
177	(177)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
229,911	17,779,427	18,009,338	5,992,230	33,610,046	39,602,276
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,399,053	11,612,509	—	34,452,650
Wanger Select | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
106,515,531	38,320,141	(3,867,491)	34,452,650
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2017, were $66,206,003 and $80,762,676, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
Effective April 25, 2017, the Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and other participating funds, including other funds managed by another affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. Prior to April 25, 2017, the Trust together with Columbia Acorn Trust, another trust managed by the Investment Manager, participated in a revolving credit facility in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under this facility, interest was charged to each participating fund based on its borrowings at a rate per annum equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations.
No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2017.
Note 7. Significant risks
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
20	Wanger Select | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Shareholder concentration risk
At December 31, 2017, two unaffiliated shareholders of record owned 89.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Wanger Select | Annual Report 2017	21

Report of Independent Registered Public Accounting Firm
To the Trustees of Wanger Advisors Trust and Shareholders of Wanger Select
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger Select (one of the funds constituting Wanger Advisors Trust, referred to hereinafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
February 20, 2018
We have served as the auditor of one or more investment companies in Wanger Advisors Trust since 2004.
22	Wanger Select | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Dividends received deduction	Capital gain dividend
23.87%	$12,224,652
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Wanger Select | Annual Report 2017	23

Board of Trustees and Management of Wanger Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
800.922.6769
Independent trustees
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 52, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 69	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 64	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	RMB Investors Trust (formerly Burnham Investors Trust) (3 series).
Thomas M. Goldstein, 58	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	11	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation; Kemper Corporation (insurance).
John C. Heaton, 58	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
24	Wanger Select | Annual Report 2017

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Independent trustees  (continued)
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 61	2015	Consultant, Finger Rock, LLC (strategic consulting business). Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 64, Vice Chair	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Interested trustee affiliated with Investment Manager
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
P. Zachary Egan, 49 (2)	2015	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	11	None.
Trustee Emeritus
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 83 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Egan is an "interested person" of Wanger Advisors Trust and Columbia Acorn Trust, and of CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
Wanger Select | Annual Report 2017	25

Board of Trustees and Management of Wanger Advisors Trust  (continued)
(4)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2017	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 57	Vice President	2015	Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.
Michael G. Clarke, 48	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.
P. Zachary Egan, 49	President	2007	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.
David L. Frank, 54	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 49	Assistant Secretary	2015	Senior Vice President and Assistant General Cousel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively, and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
John Kunka, 47	Vice President, Treasurer and Principal Accounting and Financial Officer	2006	Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 50	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 48	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 47	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.
Matthew A. Litfin, 46	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1993-2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2016.
Satoshi Matsunaga, 46	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Thomas P. McGuire, 45	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
26	Wanger Select | Annual Report 2017

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers  (continued)
Name and age at December 31, 2017	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Louis J. Mendes III, 53	Vice President	2003	International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 50	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 43	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Matthew S. Szafranski, 40	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Linda Roth-Wiszowaty, 48	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
Wanger Select | Annual Report 2017	27

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
28	Wanger Select | Annual Report 2017

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Wanger Select
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1461 AP (2/18)

Annual Report
December 31, 2017
WANGER INTERNATIONAL
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

WANGER INTERNATIONAL  |  Annual Report 2017

Fund at a Glance
Investment objective
Wanger International (the Fund) seeks long-term capital appreciation.
Portfolio management
Louis J. Mendes, CFA
Co-Portfolio Manager
Managed Fund since 2005
P. Zachary Egan, CFA
Co-Portfolio Manager
Managed Fund since 2016
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended December 31, 2017)
	Inception	1 Year	5 Years	10 Years	Life
Wanger International	05/03/95	32.91	8.94	4.95	12.26
MSCI ACWI ex USA Small Cap Index (Net)		31.65	10.03	4.69	-
MSCI ACWI ex USA Small Cap Growth Index (Net)		33.64	10.15	4.24	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit investor.columbiathreadneedleus.com.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.13% is stated as of the Fund’s prospectus dated May 1, 2017, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging markets countries.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger International | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2007 — December 31, 2017)
This graph compares the results of $10,000 invested in Wanger International on December 31, 2007 through December 31, 2017 to the MSCI ACWI ex USA Small Cap Index (Net) and the MSCI ACWI ex USA Small Cap Growth Index (Net) with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Top ten holdings (%) (at December 31, 2017)
Kindred Group PLC (Malta) Online gambling services	2.1
Stroeer SE & Co. KGaA (Germany) Digital multi-channel media company	2.0
Nemetschek SE (Germany) Standard software for designing, constructing and managing buildings and real estate	1.9
WH Smith PLC (United Kingdom) Retails books, magazines, newspapers, and periodicals	1.9
SimCorp AS (Denmark) Global provider of highly specialised software for the investment management industry	1.8
Brembo SpA (Italy) Braking systems and components	1.8
Hastings Group Holdings PLC (United Kingdom) General insurance services to the automobile and home insurance products	1.7
NagaCorp Ltd. (Cambodia) Leisure and tourism company	1.7
Atea ASA (Norway) Nordic and Baltic supplier of IT infrastructure	1.6
Deutsche Beteiligungs AG (Germany) Private equity company, investing in domestic medium-sized companies	1.5
Percentages indicated are based upon total investments (excluding Money Market Funds and Securities Lending Collateral).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments."
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at December 31, 2017)
Consumer Discretionary	28.1
Consumer Staples	5.9
Energy	0.6
Financials	11.3
Health Care	7.3
Industrials	21.9
Information Technology	17.1
Materials	2.0
Real Estate	4.6
Telecommunication Services	1.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger International | Annual Report 2017

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2017)
Australia	1.1
Belgium	1.1
Brazil	0.7
Cambodia	1.6
Canada	4.0
Cayman Islands	2.4
China	2.2
Denmark	1.7
Finland	0.7
France	1.2
Germany	8.7
Hong Kong	1.6
India	3.3
Indonesia	1.6
Ireland	1.1
Italy	2.7
Japan	18.6
Malta	2.0
Mexico	1.2
Country breakdown (%) (at December 31, 2017)
Netherlands	1.2
New Zealand	1.2
Norway	1.8
Singapore	0.9
South Africa	2.2
South Korea	4.1
Spain	0.9
Sweden	4.2
Switzerland	1.4
Taiwan	2.8
Thailand	2.8
Turkey	0.6
United Kingdom	13.5
United States(a)	4.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Wanger International | Annual Report 2017	5

Manager Discussion of Fund Performance
P. Zachary Egan, CFA
Co-Portfolio Manager
Louis J. Mendes, CFA
Co-Portfolio Manager
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Wanger International returned 32.91% in 2017, outperforming the return of 31.65% for its primary benchmark, the MSCI ACWI ex USA Small Cap Index (Net). The Fund underperformed its secondary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net), which returned 33.64% for the same time period.
International equities demonstrated strong performance in 2017 as investors responded favorably to a broad-based acceleration of global growth. The improvement in the world economy translated to positive corporate results, highlighted by rising revenues, rapid earnings growth and strengthening balance sheets. These factors fed through to market performance, with significant gains across major regions. The advance in most foreign currencies versus the U.S. dollar provided an additional boost to returns for U.S. investors.
The supportive market environment fueled investors’ risk appetites and led to outperformance for small-cap stocks relative to larger companies, and for the growth style compared to value. Both of these trends created a tailwind for the Fund given the nature of our approach.
The Fund’s sector allocations aided returns, led by an overweight in information technology and an underweight in energy. Stock selection also contributed to our outperformance, with strength in financials, consumer discretionary and consumer staples somewhat offset by weaker results in materials and information technology.
Among individual stocks, Koh Young Technology, Inc., a maker of inspection systems for computing-related hardware, was the top contributor to Fund performance. Koh Young rallied as the expansion of digitalization in various industries, such as autos and medical devices, caused inspection needs to rise. The company also capitalized on the growing automation of inspection, which tends to be an expensive, labor-intensive portion of manufacturing. Deutsche Beteiligungs AG, a German private-equity firm, finished the year as the Fund’s second-largest contributor thanks to a combination of asset growth and a favorable exit environment. TVS Motor Company Limited, an India-based producer of two-wheel motorized vehicles, also rallied behind successful product launches and better-than-expected sales growth. Modetour Network, Inc., a Korea-based provider of tour packages that outperformed on the strength of rising tour bookings and improved guidance, was an additional contributor. Although Modetour shares weakened in the latter half of the period, we believe the company’s longer term fundamentals remain robust.
The Australian sandalwood producer Quintis Ltd. was the largest detractor during the year. The shares initially declined after a negative report published by an activist fund and the subsequent revelation that a key sales contract was in doubt, prompting the chief executive officer to leave the firm. The stock slid further before trading was suspended. We exited the position. The Canada-based silver-mining company Tahoe Resources Inc. was another key detractor. Tahoe suspended production at its primary mine after a ruling by Guatemala’s Supreme Court, and we exited the position in response to the political uncertainty. Netshoes Cayman Ltd., a leading e-commerce platform focused on selling sports and lifestyle shoes and apparel in the fastest-growing markets in Latin America, also detracted during the year. Netshoes missed earnings expectations and failed to provide future guidance, sparking a sell-off in the stock. We retained the investment on the belief that the company is well positioned to benefit from growth in e-commerce and online retailing, which is less widely adopted in Latin America than it is in the developed markets. Yonex Co., Ltd., a Japanese producer of sports equipment, and Ultragenyx Pharmaceutical, Inc., a U.S.-based biotechnology company that conducts the majority of its business overseas, were additional detractors of note during the year.
While we opportunistically take risk where we believe compensation potential is attractive, we continue to tilt the portfolio towards higher quality companies with robust structural growth, as measured by metrics such as return on invested capital, revenue and earnings growth, and superior debt ratios. More specifically, we are focused on companies with sustainable competitive advantages, entrepreneurial management and the ability to gain market share. We believe companies with these

6	Wanger International | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
characteristics can perform well even if rising interest rates begin to fuel higher volatility. Entering 2018, we are monitoring risks such as less accommodative monetary policy, the inflation implications of tighter labor markets and the potential for market volatility to revert to more normal levels. While we are mindful of valuations following the rally of the past year, we would also note that international stocks still generally trade at a discount relative to those in the United States.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
Wanger International | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2017 — December 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,106.40	1,019.30	5.93	5.69	1.13
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
8	Wanger International | Annual Report 2017

Portfolio of Investments
December 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.5%
Issuer	Shares	Value ($)
Australia 1.1%
Domino’s Pizza Enterprises Ltd. Pizza delivery stores	173,920	6,321,292
Belgium 1.1%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	64,423	6,521,623
Brazil 0.8%
Odontoprev SA Dental benefits company	932,600	4,473,084
Cambodia 1.7%
NagaCorp Ltd. Leisure and tourism company	12,540,000	9,684,880
Canada 4.2%
AG Growth International, Inc. Manufacturer of Augers & Grain Handling Equipment	170,703	7,243,674
Boardwalk Real Estate Investment Trust(a) Real estate company	128,662	4,410,538
CAE, Inc. Training solutions based on simulation technology and integrated training services	349,134	6,485,504
ShawCor Ltd. Energy services company	141,847	3,094,228
Winpak Ltd. Packaging materials and machines for the protection of perishables	75,070	2,794,969
Total		24,028,913
Cayman Islands 2.5%
Netshoes Cayman Ltd.(a),(b) Online sports goods and apparel	281,221	2,221,646
Parade Technologies Ltd. Fabless semiconductor company	244,000	4,811,100
Silicon Motion Technology Corp., ADR Semiconductor products	77,269	4,092,166
Xiabuxiabu Catering Management China Holdings Co., Ltd. Chain of restaurants in China	1,531,000	3,084,398
Total		14,209,310
China 2.2%
51job, Inc., ADR(b) Integrated human resource services	105,751	6,434,948
China Medical System Holdings Ltd. Pharmaceutical and medical products	2,805,000	6,529,456
Total		12,964,404
Common Stocks (continued)
Issuer	Shares	Value ($)
Denmark 1.8%
SimCorp AS Global provider of highly specialised software for the investment management industry	179,628	10,228,145
Finland 0.7%
Ahlstrom-Munksjo Oyj Industrial paper	198,618	4,330,123
France 1.2%
Akka Technologies High-technology engineering consulting services	66,433	3,690,554
Elior Group SA Provides catering, cleaning, and facility management services	157,654	3,258,299
Total		6,948,853
Germany 9.0%
AURELIUS Equity Opportunities SE & Co. KGaA Loans to distressed companies	89,646	6,113,334
CTS Eventim AG & Co. KGaA Online ticket sales	88,757	4,126,458
Deutsche Beteiligungs AG Private equity company, investing in domestic medium-sized companies	149,416	8,416,541
Nemetschek SE Standard software for designing, constructing and managing buildings and real estate	118,799	10,627,770
Norma Group SE Plastic and metal-based components and systems in connecting technology	65,512	4,386,394
Stroeer SE & Co. KGaA Digital multi-channel media company	154,923	11,415,347
Vapiano SE(a),(b) Chain of restaurants	233,117	6,782,853
Total		51,868,697
Hong Kong 1.7%
Value Partners Group Ltd. Independent, value oriented asset management group	1,568,000	1,662,047
Vitasoy International Holdings Ltd. Food and beverages	3,140,000	8,028,859
Total		9,690,906

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2017	9

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
India 3.4%
Care Ratings Ltd. Credit rating services	306,290	6,392,600
GRUH Finance Ltd. Provides a range of home loans as well as insurance products	802,522	6,314,313
TVS Motor Co., Ltd. Motorcycles, mopeds and scooters	598,933	7,223,941
Total		19,930,854
Indonesia 1.7%
PT Link Net Tbk High-speed internet connection through fiber optic lines	8,983,400	3,645,077
PT Media Nusantara Citra Tbk Integrated media company in Southeast Asia	27,843,300	2,637,084
PT Tower Bersama Infrastructure Tbk Telecommunication infrastructure services to Indonesian wireless carriers	7,263,800	3,432,288
Total		9,714,449
Ireland 1.1%
UDG Healthcare PLC Commercialisation solutions for health care companies	551,082	6,273,950
Italy 2.8%
Brembo SpA Braking systems and components	672,214	10,219,058
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	75,225	6,119,538
Total		16,338,596
Japan 19.1%
Aeon Credit Service Co., Ltd. Credit card company	193,100	4,487,830
Aeon Mall Co., Ltd. Large-scale shopping malls	325,900	6,365,053
Aica Kogyo Co., Ltd. Manufactures adhesives, melamine boards, and housing materials	166,500	6,172,392
Asahi Intecc Co., Ltd. Manufactures medical tools and stainless wire rope	126,800	4,345,837
CyberAgent, Inc. Operates websites, internet advertising agency and creates PC and mobile contents	102,900	4,010,289
Daiseki Co., Ltd. Waste Disposal & Recycling	172,800	4,804,396
Common Stocks (continued)
Issuer	Shares	Value ($)
Fuji Oil Holdings, Inc. Specialty vegetable oils and fats	119,900	3,500,577
Glory Ltd. Vending machines, coin-operated lockers, money handling machines, and data processing terminals	153,000	5,767,223
Istyle, Inc. Cosmetics Review Portal & Retailer	405,100	3,154,510
Mandom Corp. Cosmetic products for men and women	122,000	3,992,157
Milbon Co., Ltd. Hair Products for Salons	130,100	4,366,655
Miura Co., Ltd. Industrial boilers and related equipment	134,700	3,616,222
MonotaRO Co., Ltd Machine tools, engine parts, and factory consumable goods	181,700	5,790,749
Nabtesco Corp. Aircraft and hydraulic products	79,800	3,049,296
Nakanishi, Inc. Dental Tools & Machinery	91,300	4,760,095
NGK Spark Plug Co., Ltd. Spark plugs for automobiles, motorcycles, agricultural machinery, ships, and aircrafts	214,800	5,206,180
Nihon M&A Center, Inc. Provides M&A advisory services to small and medium-sized enterprises	26,900	1,280,726
Nippon Shinyaku Co., Ltd. Pharmaceutical & Orphan Drug Provider	42,600	3,168,793
NOF Corp. Diversified chemical producer	150,300	4,025,685
OSG Corp. Manufactures machine tool equipment	150,700	3,255,418
Otsuka Corp. Computer information system and software	69,600	5,330,346
Persol Holdings Co., Ltd. Human resource solutions	115,300	2,886,694
Seria Co., Ltd. Operates 100 yen chain stores	79,400	4,778,055
Seven Bank Ltd. Banking services through Automated Teller Machine (ATM)	1,222,400	4,174,713
Sohgo Security Services Co., Ltd. Around the clock security services	102,000	5,543,757
Ushio, Inc. Lamps and optical equipment	198,600	2,832,903
Total		110,666,551

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Malta 2.1%
Kindred Group PLC Online gambling services	853,016	12,208,077
Mexico 1.2%
Grupo Aeroportuario del Centro Norte SAB de CV Operates international airports in the northern and central regions of Mexico	823,200	4,266,615
Grupo Aeroportuario del Sureste SAB de CV, ADR Operates airports in Mexico	15,404	2,811,384
Total		7,077,999
Netherlands 1.2%
Aalberts Industries NV Industrial services and flow control systems	138,649	7,052,743
New Zealand 1.2%
Restaurant Brands New Zealand Ltd. Fast food restaurant chains	1,363,908	7,051,947
Norway 1.9%
Atea ASA Nordic and Baltic supplier of IT infrastructure	661,240	9,301,783
XXL ASA Multi-sports retail store	142,293	1,473,084
Total		10,774,867
Singapore 0.9%
Mapletree Commercial Trust Singapore-focused real estate investment trust	4,198,407	5,085,363
South Africa 2.2%
Clicks Group Ltd. Owns and operates chains of retail stores	281,348	4,118,857
Famous Brands Ltd.(a),(b) Food and beverage company	762,811	6,349,720
PSG Group Ltd. Diversified financial services	107,294	2,341,433
Total		12,810,010
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 4.2%
GS Retail Co., Ltd. Chain of retail stores	163,001	6,131,999
Koh Young Technology, Inc. 3D measurement and inspection equipment for testing various machineries	75,432	5,813,031
Korea Investment Holdings Co., Ltd. Financial holding company	94,744	6,100,338
Modetour Network, Inc. Travel services	217,945	6,209,259
Total		24,254,627
Spain 0.9%
Prosegur Cia de Seguridad SA, Registered Shares Security and transportation services	682,272	5,361,984
Sweden 4.3%
Byggmax Group AB Discount provider of building materials	769,229	5,157,513
NetEnt AB Computer gaming software	781,116	5,380,046
Recipharm AB, B Shares(a) Contract development and manufacture of pharmaceuticals	444,751	5,353,971
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	282,076	6,251,468
Trelleborg AB, Class B Manufactures and distributes industrial products	111,509	2,582,769
Total		24,725,767
Switzerland 1.4%
Inficon Holding AG Vacuum instruments used to monitor and control production processes	13,100	8,180,358
Taiwan 2.9%
Basso Industry Corp. Pneumatic nailers and staplers	1,714,000	3,831,552
Silergy Corp. High performance analog integrated circuits	331,000	7,563,553
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	316,395	5,475,525
Total		16,870,630

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2017	11

Portfolio of Investments  (continued)
December 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Thailand 2.9%
Beauty Community PCL Cosmetic and beauty products	11,663,600	7,444,089
Home Product Center PCL, Foreign Registered Shares Building materials and home improvement products	10,963,000	4,305,812
Tisco Financial Group PCL Bank holding company	1,777,600	4,827,174
Total		16,577,075
Turkey 0.6%
Logo Yazilim Sanayi Ve Ticaret AS(b) Enterprise resource planning software	212,508	3,293,720
United Kingdom 13.9%
Ascential PLC Media and consultancy services	1,280,563	6,641,483
Assura PLC Primary healthcare property group	5,962,850	5,144,427
Big Yellow Group PLC Self-storage company	430,626	5,055,360
Connect Group PLC Distribution of newspapers and magazines, and books	734,038	1,109,989
Domino’s Pizza Group PLC Pizza delivery stores	1,458,814	6,808,973
Halma PLC Products that detect hazards and protect assets and people in public and commercial buildings	369,715	6,281,888
Hastings Group Holdings PLC General insurance services to the automobile and home insurance products	2,253,047	9,734,250
Intermediate Capital Group PLC Private equity firm	246,902	3,812,382
LivaNova PLC(b) Medical technology focusing on neuromodulation, cardiac surgery and rhythm management	38,208	3,053,583
Polypipe Group PLC Plastic piping systems	1,086,763	5,769,400
PureCircle Ltd.(a),(b) Natural Sweeteners	528,012	3,329,224
Common Stocks (continued)
Issuer	Shares	Value ($)
Rightmove PLC Website that lists properties across Britain	115,396	7,002,891
Spirax-Sarco Engineering PLC Consultation, service and products for the control and efficient management of steam and industrial fluids	79,227	5,989,937
WH Smith PLC Retails books, magazines, newspapers, and periodicals	334,071	10,586,055
Total		80,319,842
United States 0.6%
Ultragenyx Pharmaceutical, Inc.(b) Therapeutics and sialic acid for treating metabolic, body myopathy, glucuronidase, and rare genetic diseases	78,495	3,640,598
Total Common Stocks (Cost: $411,308,399)		569,480,237

Securities Lending Collateral 2.3%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Institutional Shares, 1.190%(c),(d)	13,200,989	13,200,989
Total Securities Lending Collateral (Cost: $13,200,989)		13,200,989

Money Market Funds 2.1%

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.192%(c)	12,388,117	12,388,117
Total Money Market Funds (Cost: $12,388,117)		12,388,117
Total Investments (Cost: $436,897,505)		595,069,343
Obligation to Return Collateral for Securities Loaned		(13,200,989)
Other Assets & Liabilities, Net		(3,780,548)
Net Assets		$578,087,806

Notes to Portfolio of Investments
(a)	All or a portion of this security was on loan at December 31, 2017. The total market value of securities on loan at December 31, 2017 was $12,584,508.
(b)	Non-income producing security.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2017.
(d)	Investment made with cash collateral received from securities lending activity.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Annual Report 2017

Portfolio of Investments  (continued)
December 31, 2017
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
¦	Level 1 – quoted prices in active markets for identical securities
¦	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
¦	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
For investments categorized as Level 3, the significant unobservable inputs used in the fair value measurement of the Fund’s securities may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. Significant changes in any of these factors could result in lower or higher fair value measurements. Various factors impact the frequency of monitoring (which may occur as often as daily), however the Committee may determine that changes to inputs, assumptions and models are not required with the same frequency.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	6,321,292	—	6,321,292
Belgium	—	6,521,623	—	6,521,623
Brazil	4,473,084	—	—	4,473,084
Cambodia	—	9,684,880	—	9,684,880
Canada	24,028,913	—	—	24,028,913
Cayman Islands	6,313,812	7,895,498	—	14,209,310
China	6,434,948	6,529,456	—	12,964,404
Denmark	—	10,228,145	—	10,228,145
Finland	—	4,330,123	—	4,330,123
France	—	6,948,853	—	6,948,853
Germany	—	51,868,697	—	51,868,697
Hong Kong	—	9,690,906	—	9,690,906
India	—	19,930,854	—	19,930,854
Indonesia	—	9,714,449	—	9,714,449
Ireland	—	6,273,950	—	6,273,950
Italy	—	16,338,596	—	16,338,596
Japan	—	110,666,551	—	110,666,551
Malta	—	12,208,077	—	12,208,077
Mexico	7,077,999	—	—	7,077,999
Netherlands	—	7,052,743	—	7,052,743
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2017	13

Portfolio of Investments  (continued)
December 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
New Zealand	—	7,051,947	—	7,051,947
Norway	—	10,774,867	—	10,774,867
Singapore	—	5,085,363	—	5,085,363
South Africa	—	12,810,010	—	12,810,010
South Korea	—	24,254,627	—	24,254,627
Spain	—	5,361,984	—	5,361,984
Sweden	—	24,725,767	—	24,725,767
Switzerland	—	8,180,358	—	8,180,358
Taiwan	—	16,870,630	—	16,870,630
Thailand	—	16,577,075	—	16,577,075
Turkey	—	3,293,720	—	3,293,720
United Kingdom	3,053,583	77,266,259	—	80,319,842
United States	3,640,598	—	—	3,640,598
Total Common Stocks	55,022,937	514,457,300	—	569,480,237
Securities Lending Collateral	13,200,989	—	—	13,200,989
Money Market Funds	12,388,117	—	—	12,388,117
Total Investments	80,612,043	514,457,300	—	595,069,343
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Annual Report 2017

Statement of Assets and Liabilities
December 31, 2017
Assets
Investments in unaffiliated issuers, at cost	$436,897,505
Investments in unaffiliated issuers, at value (including securities on loan: $12,584,508)	595,069,343
Receivable for:
Investments sold	688,844
Capital shares sold	36,715
Regulatory settlements (Note 6)	131,912
Dividends	695,315
Securities lending income	39,053
Foreign tax reclaims	346,390
Prepaid expenses	12,758
Trustees’ deferred compensation plan	208,993
Total assets	597,229,323
Liabilities
Due upon return of securities on loan	13,200,989
Payable for:
Investments purchased	4,832,615
Capital shares purchased	696,844
Investment advisory fee	14,790
Administration fees	792
Trustees’ fees	1,051
Compensation of chief compliance officer	828
Other expenses	183,689
Trustees’ deferred compensation plan	208,993
Other liabilities	926
Total liabilities	19,141,517
Net assets applicable to outstanding capital stock	$578,087,806
Represented by
Paid in capital	357,990,860
Undistributed net investment income	2,858,259
Accumulated net realized gain	59,051,631
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	158,171,838
Foreign currency translations	15,218
Total - representing net assets applicable to outstanding capital stock	$578,087,806
Shares outstanding	18,741,854
Net asset value per share	30.84
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2017	15

Statement of Operations
Year Ended December 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$11,795,788
Interest	561
Income from securities lending — net	576,077
Foreign taxes withheld	(1,175,245)
Total income	11,197,181
Expenses:
Investment advisory fee	5,155,467
Service fees	212,875
Transfer agent fees	320
Administration fees	273,917
Trustees’ fees	51,079
Custodian fees	163,634
Printing and postage fees	251,175
Audit fees	100,156
Legal fees	108,633
Compensation of chief compliance officer	1,558
Other	30,845
Total expenses	6,349,659
Fees waived by transfer agent	(212,875)
Total net expenses	6,136,784
Net investment income	5,060,397
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	64,290,031
Foreign currency translations	(140,462)
Net realized gain	64,149,569
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	85,401,911
Foreign currency translations	47,286
Net change in unrealized appreciation (depreciation)	85,449,197
Net realized and unrealized gain	149,598,766
Net increase in net assets resulting from operations	$154,659,163
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger International | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$5,060,397	$6,634,683
Net realized gain	64,149,569	6,134,947
Net change in unrealized appreciation (depreciation)	85,449,197	(19,665,305)
Net increase (decrease) in net assets resulting from operations	154,659,163	(6,895,675)
Distributions to shareholders
Net investment income	(6,572,360)	(6,158,671)
Net realized gains	(4,004,590)	(44,383,757)
Total distributions to shareholders	(10,576,950)	(50,542,428)
Decrease in net assets from capital stock activity	(60,789,221)	(34,395,890)
Total increase (decrease) in net assets	83,292,992	(91,833,993)
Net assets at beginning of year	494,794,814	586,628,807
Net assets at end of year	$578,087,806	$494,794,814
Undistributed net investment income	$2,858,259	$1,437,848

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	501,656	13,324,413	374,135	9,287,190
Distributions reinvested	366,553	10,576,950	2,014,153	50,542,428
Redemptions	(3,058,127)	(84,690,584)	(3,745,214)	(94,225,508)
Total net decrease	(2,189,918)	(60,789,221)	(1,356,926)	(34,395,890)
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$23.64	$26.32	$29.07	$34.55	$31.19
Income from investment operations:
Net investment income	0.25	0.31	0.31	0.36	0.39
Net realized and unrealized gain (loss)	7.49	(0.56)	(0.09)	(1.56)	6.18
Total from investment operations	7.74	(0.25)	0.22	(1.20)	6.57
Less distributions to shareholders from:
Net investment income	(0.34)	(0.29)	(0.41)	(0.48)	(0.88)
Net realized gains	(0.20)	(2.14)	(2.57)	(3.80)	(2.33)
Total distributions to shareholders	(0.54)	(2.43)	(2.98)	(4.28)	(3.21)
Proceeds from regulatory settlements	—	—	0.01	—	—
Net asset value, end of period	$30.84	$23.64	$26.32	$29.07	$34.55
Total return	32.91% (a)	(1.41)%	0.10% (b)	(4.40)%	22.37%
Ratios to average net assets
Total gross expenses(c)	1.16%	1.08% (d)	1.12%	1.05%	1.07%
Total net expenses(c)	1.12%	1.08% (d)	1.12%	1.05%	1.07%
Net investment income	0.92%	1.23%	1.11%	1.10%	1.19%
Supplemental data
Portfolio turnover	55%	56%	53%	28%	44%
Net assets, end of period (in thousands)	$578,088	$494,795	$586,629	$667,023	$784,977

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.05%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Wanger International | Annual Report 2017

Notes to Financial Statements
December 31, 2017
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Exchange-traded funds are valued at their closing net asset value as reported on the applicable exchange. A security for which there is no reported sale on the valuation date is valued by comparison of the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.
Wanger International | Annual Report 2017	19

Notes to Financial Statements  (continued)
December 31, 2017
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2017, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2017:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger International
Securities lending transactions
Equity securities	$12,584,508	$—	$—	$—	$12,584,508
Gross amount of recognized liabilities for securities lending (collateral received)					13,200,989
Amounts due to counterparty in the event of default					$616,481
20	Wanger International | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2017:
Goldman Sachs ($)
Liabilities
Collateral on Securities loaned	13,200,989
Total Liabilities	13,200,989
Total Financial and Derivative Net Assets	(13,200,989)
Financial Instruments	12,584,508
Net Amount (a)	(616,481)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Wanger International | Annual Report 2017	21

Notes to Financial Statements  (continued)
December 31, 2017
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
For the year ended December 31, 2017, the effective investment advisory fee rate was 0.94% of the Fund’s average daily net assets.
22	Wanger International | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2017, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer of the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board will not exceed $40,000 annually.
Transactions with affiliates
For the year ended December 31, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $635,434 and $0, respectively.
Service fees
Effective July 1, 2017, pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2017 through June 30, 2018, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.00% of the Fund’s average daily net assets, unless sooner terminated at the sole discretion of the Board of Trustees.
Wanger International | Annual Report 2017	23

Notes to Financial Statements  (continued)
December 31, 2017
Transfer agency fees
Prior to July 1, 2017, the Fund paid the Transfer Agent a monthly fee at the annual rate of $21.00 per open account for its services. The Transfer Agent also received reimbursement from the Fund for certain out-of-pocket expenses. Effective July 1, 2017, the Fund no longer pays a transfer agency fee.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2017, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, trustees’ deferred compensation and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
2,932,374	(2,932,373)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
December 31, 2017			December 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,572,360	4,004,590	10,576,950	6,158,671	44,383,757	50,542,428
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
14,854,712	55,417,464	—	149,982,946
At December 31, 2017, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
445,086,397	162,097,502	(12,114,556)	149,982,946
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
24	Wanger International | Annual Report 2017

Notes to Financial Statements  (continued)
December 31, 2017
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2017, were $293,743,426 and $362,624,402, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Regulatory settlements
During the year ended 2015, the Fund recorded a receivable of $131,912 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against a third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund’s portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding) and is disclosed as a receivable on the Statement of Assets and Liabilities.
Note 7. Line of credit
Effective April 25, 2017, the Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and other participating funds, including other funds managed by another affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. Prior to April 25, 2017, the Trust together with Columbia Acorn Trust, another trust managed by the Investment Manager, participated in a revolving credit facility in the amount of $200 million with a syndicate of banks led by JPMorgan Chase Bank, N.A. Under this facility, interest was charged to each participating fund based on its borrowings at a rate per annum equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit was accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is disclosed as a part of other expenses in the Statement of Operations.
No amounts were borrowed for the benefit of the Fund under the line of credit during the year ended December 31, 2017.
Note 8. Significant risks
Consumer discretionary sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Wanger International | Annual Report 2017	25

Notes to Financial Statements  (continued)
December 31, 2017
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At December 31, 2017, two unaffiliated shareholders of record owned 28.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 60.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Wanger International | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Wanger Advisors Trust and Shareholders of Wanger International
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger International (one of the funds constituting Wanger Advisors Trust, referred to hereinafter as the "Fund") as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Chicago, Illinois
February 20, 2018
We have served as the auditor of one or more investment companies in Wanger Advisors Trust since 2004.
Wanger International | Annual Report 2017	27

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2017.
Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
$58,230,235	$935,788	$0.05	$10,654,941	$0.57
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
28	Wanger International | Annual Report 2017

Board of Trustees and Management of Wanger Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
800.922.6769
Independent trustees
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 52, Chair	2007	Adjunct Associate Professor of Finance, University of Chicago Booth School of Business since 2007; Director, Carlson Inc. (private global hospitalities and travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 69	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 64	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	RMB Investors Trust (formerly Burnham Investors Trust) (3 series).
Thomas M. Goldstein, 58	2014	Retired. Formerly, Chief Financial Officer, Allstate Protection Division, 2011-2014; Founding Partner, The GRG Group LLC, 2009-2011; Managing Director and Chief Financial Officer, Madison Dearborn Partners, 2007-2009.	11	Federal Home Loan Bank – Chicago; Federal Home Loan Mortgage Corporation; Kemper Corporation (insurance).
John C. Heaton, 58	2010	Deputy Dean for Faculty, University of Chicago Booth School of Business; Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000.	11	None.
Wanger International | Annual Report 2017	29

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Independent trustees  (continued)
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Charles R. Phillips, 61	2015	Consultant, Finger Rock, LLC (strategic consulting business). Director, University of North Carolina School of Law Foundation since 2010. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 64, Vice Chair	2010	Retired. Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Interested trustee affiliated with Investment Manager
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
P. Zachary Egan, 49 (2)	2015	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.	11	None.
Trustee Emeritus
Name and age at December 31, 2017	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 83 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Egan is an "interested person" of Wanger Advisors Trust and Columbia Acorn Trust, and of CWAM, as defined in the 1940 Act, because he is an officer of each Trust and an employee of CWAM.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
30	Wanger International | Annual Report 2017

Board of Trustees and Management of Wanger Advisors Trust  (continued)
(4)	Dates prior to 1992 relate to the Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.
Fund officers
Name and age at December 31, 2017	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Alan G. Berkshire, 57	Vice President	2015	Chief Operating Officer, CWAM since April 2015. Formerly, Independent Director, ValueQuest India Moat Fund Limited (Mauritius), April 2014-March 2015; President – North America, Religare Global Asset Management, Inc., June 2011-November 2013; Partner, Estancia Capital Management LLC, September 2009-June 2011.
Michael G. Clarke, 48	Assistant Treasurer	2004	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; Senior officer of Columbia funds and affiliated funds since 2002.
P. Zachary Egan, 49	President	2007	President, CWAM and President, Columbia Acorn Trust and Wanger Advisors Trust since April 2014; Global Chief Investment Officer, CWAM since October 2015; International Chief Investment Officer, CWAM, April 2014-September 2015; Director of International Research, CWAM, December 2004-March 2014; Vice President of Columbia Acorn Trust, 2003-2014, and Wanger Advisors Trust, 2007-2014; portfolio manager and analyst, CWAM or its predecessors, since 1999.
David L. Frank, 54	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2014.
Paul B. Goucher, 49	Assistant Secretary	2015	Senior Vice President and Assistant General Cousel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively, and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Counsel and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
John Kunka, 47	Vice President, Treasurer and Principal Accounting and Financial Officer	2006	Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Vice President of Accounting and Operations, CWAM since May 2006; formerly, Assistant Treasurer, Columbia Acorn Trust and Wanger Advisors Trust 2006-2014.
Stephen Kusmierczak, 50	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2011.
Joseph C. LaPalm, 48	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 47	Assistant Secretary	2015	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel, May 2010-August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia funds and affiliated funds since 2005.
Matthew A. Litfin, 46	Vice President	2016	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; formerly, portfolio manager, William Blair & Company 1993-2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2016.
Satoshi Matsunaga, 46	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Thomas P. McGuire, 45	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.
Wanger International | Annual Report 2017	31

Board of Trustees and Management of Wanger Advisors Trust  (continued)
Fund officers  (continued)
Name and age at December 31, 2017	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Louis J. Mendes III, 53	Vice President	2003	International Director of Research, CWAM, since 2015; portfolio manager and/or analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.
Julian Quero, 50	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 43	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015; Manager of Financial Reporting, Columbia Management, August 2010-April 2013.
Matthew S. Szafranski, 40	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2008; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2015.
Linda Roth-Wiszowaty, 48	Secretary	2006	Business support analyst, CWAM since April 2007; Secretary, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Assistant Secretary, Columbia Acorn Trust and Wanger Advisors Trust, 2006-2014.
32	Wanger International | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC
227 West Monroe, Suite 3000
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Wanger International | Annual Report 2017	33

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Wanger International
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2018 Columbia Management Investment Advisers, LLC.
C-1456 AP (2/18)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas Goldstein, a member of the registrant’s Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Goldstein is an independent trustee, as defined in paragraph (a)(2) of this item’s instructions

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$84,100	$81,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$6,700	$6,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$24,000	$44,000

Tax Fees incurred in both fiscal years 2017 and 2016 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2016 also includes Tax Fees for agreed upon procedures related to a fund merger and review of a final tax return.

During the fiscal years ended December 31, 2017 and December 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2017 and December 31, 2016 are as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In both fiscal years 2017 and 2016, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”). A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2017 and December 31, 2016 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 are approximately as follows:

2017	2016
$255,700	$275,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Wanger Advisors Trust

By (Signature and Title) /s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date February 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ P. Zachary Egan
P. Zachary Egan, President and Principal Executive Officer

Date February 20, 2018

By (Signature and Title) /s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer

Date February 20, 2018